UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2009

GALAXY NUTRITIONAL FOODS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15345	25-1391475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6280 Hazeltine National Drive
Orlando, Florida 32822
(Address of Principal Executive Offices)

(407) 855-5500
(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Galaxy Nutritional Foods, Inc. (the “Company”) discussed and approved the following executive compensation awards:  Michael E. Broll, the Company’s Chief Executive Officer was awarded a bonus of $60,000 for the Company’s fiscal year ended March 31, 2009 (FY 2009).  Mr. Salvatore J. Furnari, Chief Financial Officer and Senior Vice President of Finance, was awarded a $25,000 bonus for FY 2009 and Mr. John W. Jackson, Senior Vice President of Global Sales, was awarded an $18,000 bonus for FY 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2009	Galaxy Nutritional Foods, Inc.

By: /s/ Salvatore J. Furnari
Salvatore J. Furnari
Chief Financial Officer